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                                 EXHIBIT 10.12.1


                                     ALONGE


          THIS ALONGE to Revolving Note dated February 29, 1995, made by Odd's-N-End's, Inc. in the principal amount of $2,000,000.00 shall be attached thereto and made part thereof.

               The principal sum of $2,000,000.00 is hereby deleted and inserted in lieu thereof shall be the principal sum of $5,000,000.00.


                                                       ODD'S-N-END'S, INC.

Dated:    July 30, 1996                                By:/s/
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                                                          Its
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